Exhibit 10.1

TWELFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS TWELFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of September 18, 2015, is made and entered into between and among HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), and U.S. Bank National Association, as administrative agent and representative of itself as a Buyer and the other Buyers (in such capacity, the “Agent”) and as a Buyer (in such capacity, “U.S. Bank”).

RECITALS:

A.     The Seller, U.S. Bank, and the Agent are parties to a Master Repurchase Agreement dated as of November 12, 2008, as amended by a First Amendment to Master Repurchase Agreement dated as of October 29, 2009, a Second Amendment to Master Repurchase Agreement dated as of October 21, 2010, a Third Amendment to Master Repurchase Agreement dated as of September 14, 2011, a Fourth Amendment to Master Repurchase Agreement dated as of September 29, 2011, a Fifth Amendment to Master Repurchase Agreement dated as of January 31, 2012, a Sixth Amendment to Master Repurchase Agreement dated as of September 21, 2012, a Seventh Amendment to Master Repurchase Agreement dated as of December 21, 2012, an Eighth Amendment to Master Repurchase Agreement dated as of September 20, 2013, a Ninth Amendment to Master Repurchase Agreement dated as of December 31, 2013, a Tenth Amendment to Master Repurchase Agreement dated as of September 19, 2014, and an Eleventh Amendment to Master Repurchase Agreement dated as of December 19, 2014 (as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”).

B.     The Seller and the Agent now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT:

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2.        Amendments.

2.1.     Definitions. The following definition set forth in Section 1.2 of the Repurchase Agreement is amended to read in its entirety as follows:

“Termination Date” means the earlier of (a) September 16, 2016, or (b) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

2.2.     Transaction Sublimits. Section 4.2 of the Repurchase Agreement is amended by adding a new subsection (e) to read in its entirety as follows:

(e)     The Purchase Value for any Purchased Loan hereunder shall not be more than Two Million Dollars ($2,000,000).

2.3.     Schedule AI and EL. Schedule AI is amended and restated in its entirety as restated as set forth on Schedule AI to this Amendment. Schedule EL to the Repurchase Agreement is amended by amending and restating items 17 and 20 therein to read in their entireties as follows:

(17) Except qualifying FHA Loans, VA Loans, High LTV Mortgage Loans and Mortgage Loans sold to U.S. Bank Home Mortgage, that has a Loan-to-Value Ratio greater than one hundred percent (100%).

(20) That is not covered by an Investor Commitment.

Section 3.       Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:

3.1.     delivery to the Agent of this Amendment duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original;

3.2.     delivery to the Agent of a certificate of the corporate secretary of the Seller certifying (a) that the resolutions adopted by the Seller’s board of directors on November 18, 2005, authorizing execution, delivery and performance of the credit facilities, remain in full force and effect and that no further approval of the Seller’s board of directors is required in connection with the execution, delivery, and performance of this Amendment, (b) as to the incumbency of the officers executing this Amendment on behalf of the Seller, and (c) that there has been no change to the Seller’s articles of incorporation or bylaws since copies of the same were delivered to the Agent on or about November 12, 2008; and

3.3.     delivery to the Agent of such other documents as it may reasonably request.

Section 4.       Miscellaneous.

4.1.     Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

4.2.     Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.3.     Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

4.4.     Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

4.5.     Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.6.     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

4.7.     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

4.8.     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9.     ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

In witness whereof the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:

HOMEAMERICAN MORTGAGE
CORPORATION, as Seller and Servicer

By:	/s/ John J. Heaney
Name:	John J. Heaney
Title:	Senior Vice President and Treasurer

AGENT AND BUYER:

U.S. BANK NATIONAL ASSOCIATION,
as Agent and Buyer

By:	/s/ Edwin D. Jenkins
Name:	Edwin D. Jenkins
Title:	Senior Vice President

[Signature Page to Twelfth Amendment to Master Repurchase Agreement]

SCHEDULE AI
TO TWELFTH AMENDMENT

SCHEDULE AI
TO Master Repurchase Agreement

APPROVED INVESTORS

Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company	Product Eligibility
Colorado Housing and Finance Authority	N/A	N/A		Conforming
Federal Home Loan Mortgage Corp. (Freddie Mac)	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
HomeBridge Financial Services (now Planet Home Lending, LLC)	N/A	N/A	(FKA) Real Estate Mortgage Network	Conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase & Co.	Conforming/non-conforming
PennyMac Loan Services, LLC	N/A	N/A	PennyMac Corp.	Conforming/non-conforming
Redwood Residential Acquisition Corporation	N/A	N/A	Redwood Trust, Inc.	Conforming/non-conforming
Stearns Lending	N/A	N/A		Conforming
SunTrust Mortgage, Inc.	A-2	P-2	Suntrust Banks, Inc.	Conforming/non-conforming
U.S. Bank Home Mortgage	A-1	P-1	U.S. Bank National Association	Conforming/non-conforming
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Co.	Conforming/non-conforming

Sch. A-1